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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                                       ON

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: NOVEMBER 20, 1997

                          AMERIQUEST TECHNOLOGIES, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
         (State of other jurisdiction of incorporation or organization)

          1-10397                                     33-0244136
          -------                                     ----------
  (Commission File Number)                 (I.R.S. Employer Identification No.)

                       425 PRIVET ROAD, HORSHAM, PA      19044
                       ---------------------------------------
         (Address of principal executive office)        (Zip Code)

                                 (215) 675-9300
                                 --------------
               Registrant's telephone number, including area code



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                          AMERIQUEST TECHNOLOGIES, INC.

                                    FORM 8-K

ITEM 2.            ACQUISITION OR DISPOSITION OF ASSETS

            On November 20, 1997, AmeriQuest/Kenfil Inc. sold its wholly-owned subsidiaries Kenfil Distribution (Far East) Limited, a Hong Kong corporation and Kenfil Distribution (M) Sdn. Bhd., a Malaysian corporation, to Regentland Holdings Ltd. for proceeds of U.S.$2,939,062, pursuant to a Stock Purchase Agreement dated November 20, 1997. The purchase price was equivalent to repayment of a loan and the net book value plus a premium of U.S. $450,000, and was paid by issuance of a dividend from Kenfil Distribution (Far East) Limited to AmeriQuest/Kenfil Inc. in the amount of U.S.$1,717,106, the loan repayment of $771,956 from Kenfil Distribution (Far East) Limited to AmeriQuest/Kenfil Inc., and the payment of U.S.$450,000 from Regentland Holdings Ltd.

            Regentland Holdings Ltd. was formed by Mr. Simon Yip, the former Chief Executive Officer of Kenfil Distribution (Far East) Limited to accommodate his purchase of such entities. Concurrent with the closing, the Board of Directors of AmeriQuest Technologies Inc. received an opinion from Chase Securities, Inc. to the effect that the terms of the sale were fair to AmeriQuest Technologies, Inc. as the sole stockholder of AmeriQuest/Kenfil Inc. from a financial point of view.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                      (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                          Not Applicable.

                      (b) The pro forma financial information required to be
                          filed pursuant to Item 7(b) of Form 8-K and Rule 601 of Regulation S-K will be filed by amendment hereto within 75 days following the effective date of the sale of Kenfil Distribution (Far East) Limited, a Hong Kong corporation and Kenfil Distribution (M) Sdn. Bhd., a Malaysian corporation, formerly wholly-owned subsidiaries of the Registrant's wholly-owned subsidiary, AmeriQuest/Kenfil Inc., which occurred on November 20, 1997.

                      (c) Exhibit No.      Description of Exhibits

                           2. Stock Purchase Agreement dated November 20, 1997 by and between AmeriQuest/Kenfil, Inc. and
                                           Regentland Holdings, LTD.






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                          AMERIQUEST TECHNOLOGIES, INC.

                                 MARCH 31, 1997

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AmeriQuest Technologies, Inc.

December 5, 1997

                                    /s/  ALEXANDER C. KRAMER

                                         Alexander C. Kramer
                                         Chief Executive Officer

December 5, 1997

                                    /s/  JON JENSEN

                                         Jon Jensen
                                         Chief Operating Officer and
                                         Chief Financial Officer




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